UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2009
HMN Financial, Inc.

(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-24100 (Commission File Number)	41-1777397 (IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota (Address of principal executive offices)	55903-6057 (Zip Code)
Registrant’s telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     The Description of Common Stock of HMN Financial, Inc. set forth in Exhibit 99, and incorporated herein by reference, is filed for the purpose of updating in its entirety the description of the common stock, par value $.01, of the Company included in the Registration Statement on Form 8-A filed by the Company on May 12, 1994 (File No. 0-24100).
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Description

99	Description of Common Stock of HMN Financial, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)
Date: April 29, 2009	/s/ Jon Eberle
Jon Eberle
Senior Vice President, Chief Financial Officer and Treasurer